Exhibit 10.18

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “First Amendment”), dated as of February 15, 2013 among HD Supply, Inc. (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders party hereto (the “Lenders”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of April 12, 2012 (the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)                                 The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment”: the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Arrangers”: Bank of America, N.A., Goldman Sachs Lending Partners LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, J.P. Morgan Securities LLC and Barclays Bank, PLC.

“First Amendment Effective Date”:  February 15, 2013.

“Repricing Transaction”:  other than in connection with a transaction involving a Change of Control, the prepayment of the Term Loans by the Borrower with the proceeds of secured term loans (including any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the Term Loans and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any Eurocurrency Rate floor or similar floor that is higher than the then applicable Eurocurrency Rate) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Term Loans immediately prior to such prepayment, including as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Term Loans.”

(2)                                 The definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Applicable Margin”:  (a) from the Closing Date to, but excluding the First Amendment Effective Date, (i) with respect to ABR Loans, 5.00% per annum and (ii) with respect to Eurocurrency Loans, 6.00% per annum and (b) from and including the First Amendment Effective Date, (i) with respect to ABR Loans, 2.25% per annum and (ii) with respect to Eurocurrency Loans, 3.25% per annum.

(3)                                 Section 2.7(e) of the Credit Agreement is hereby amended by deleting, in the first sentence thereof, the words “after the first anniversary of the Closing Date”.

(4)                                 Section 3.4(a) of the Credit Agreement is hereby amended by (i) replacing the first two sentences thereof with the sentence “The Borrower may at any time and from time to time prepay the Term Loans made to it in whole or in part, subject to subsection 3.12, without premium or penalty, in each case upon at least three Business Days’ notice by the Borrower to the Administrative Agent (in the case of Eurocurrency Loans), and at least one Business Day’s notice by the Borrower to the Administrative Agent (in the case of ABR Loans).” and (ii) adding the following sentences at the end thereof “Notwithstanding anything in this subsection 3.4(a) to the contrary, if on or prior to the date that is six months after the First Amendment Effective Date the Borrower makes an optional prepayment of the Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of Term Loans being prepaid.  If, on or prior to the date that is six months after the First Amendment Effective Date, the Borrower effects an amendment of this Agreement that results in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a fee equal to 1.0% of the aggregate principal amount of Term Loans of such Lender outstanding immediately prior to the date of effectiveness of such Amendment.”

(5)                                 Section 10.1(f) of the Credit Agreement is hereby amended by (i) deleting, in the third proviso thereof, the words “(including the applicable premium that would be payable under subsection 3.4(a) if it were a voluntary prepayment, provided that in the case of any such assignment prior to April 12, 2013, the applicable premium shall be 2% of the principal amount of the loan so assigned)” and (ii) deleting, in clause (B) thereof, the words “(except as provided in subsection 3.4, except that in the case of any such prepayment prior to April 12, 2013, such prepayment shall be subject to a prepayment premium of 2% of the principal amount of the loans so prepaid)”.

(6)                                 Section 10.6(g) of the Credit Agreement is hereby amended by deleting the words “(with respect to the Term Loans, on or after April 12, 2013)”.

SECTION TWO - Conditions to Effectiveness.  This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

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(1)                                 the Administrative Agent shall have received counterparts to this First Amendment duly executed by the Borrower and the requisite Lenders under the Credit Agreement;

(2)                                 the Borrower shall have paid, or cause to be paid (i) to the First Amendment Arrangers all fees and expenses due pursuant to any engagement letter by and between the First Amendment Arrangers and the Borrower, (ii) to the Administrative Agent, for the ratable account of each Lender consenting to this First Amendment (other than any Lender (each such Lender, an “Assignment Consenting Lender”) that, in accordance with Section 10.1(f) of the Credit Agreement, consents to the Amendment in connection with an assignment of Term Loans from a Non-Consenting Lender), a fee in an amount equal to 3.00% (or, with respect to each Assignment Consenting Lender, such other fee as such Assignment Consenting Lender shall agree in accordance with Section 10.1(f) of the Credit Agreement, which fee, for the avoidance of doubt, shall be less than or equal to 3.00% of the aggregate principal amount of the Term Loans of such Assignment Consenting Lender) of the principal amount of the Term Loans of each such consenting Lender outstanding on the First Amendment Effective Date immediately prior to the First Amendment becoming effective (payment of the fees specified in this clause (ii) shall satisfy, in full, any obligation of the Borrower to pay the fees referred to in Sections 3.4(a) and 10.1(f) of the Credit Agreement) and (iii) any accrued and unpaid interest on the Loans to but not including the First Amendment Effective Date;

(3)                                 the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of this First Amendment, and the performance of the Credit Agreement as amended by this First Amendment, certified as of the First Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation;

(4)                                 the Administrative Agent shall have received a favorable written opinion of Debevoise & Plimpton LLP (as to enforceability of the Credit Agreement (as amended by this First Amendment) and this First Amendment), counsel to the Borrower, addressed to the Administrative Agent, Collateral Agent and each Lender signatory hereto, dated the First Amendment Effective Date; and

(5)                                 the Administrative Agent shall have received a “Life-of-Loan” flood hazard determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party and (y) certificates of insurance evidencing the insurance required by the Credit Agreement in form and substance satisfactory to the Administrative Agent.

SECTION THREE - Representations and Warranties; No Default.  In order to induce the Lenders to consent to this First Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this First Amendment, (i) no Default or Event of Default exists as of the First Amendment Effective Date; (ii) all representations and warranties set forth in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (iii) the execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

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SECTION FOUR - Reference to and Effect on the Credit Agreement and the other Loan Documents.  On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.  The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall not be impaired or limited by the execution or effectiveness of this First Amendment.  The Borrower hereby confirms that each Loan Document and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all “Obligations” (in each case as such terms are defined in the applicable Loan Document). The Borrower hereby covenants to take, and to cause each other Loan Party to take, any action reasonably requested by the Collateral Agent in accordance with Section 6.9(d) of the Credit Agreement to continue the validity, perfection and priority of the Liens created pursuant to the Security Documents. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Execution in Counterparts.  This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this First Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this First Amendment.

SECTION SIX - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

HD Supply, Inc.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Senior Vice President, Strategic Business Development

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Mark Kushemba
	Name:	Mark Kushemba
	Title:	Director

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

0934594 B.C. UNLIMITED LIABILITY COMPANY
(Please type or print legal name of Lender)

By:	GRAMERCY ULC

By:	/s/ Arlene Arellano
	Name:	Arlene Arellano
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

5180 CLO LP
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC
As Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ABCLO 2007-1, Ltd.
(Please type or print legal name of Lender)

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

This consent is made by the following Lender, acting through the undersigned investment advisor:

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ACE American Insurance Company
(Please type or print legal name of Lender)

	By:	T. Rowe Price Associates, Inc. as investment advisor

Our pre amendment	By:	/s/ Brian Burns
position is		Name:	Brian Burns
2,412,875.00		Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ACE Tempest Reinsurance Ltd.
(Please type or print legal name of Lender)

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

AG TCDRS Diversified Income Fund, L.P.
(Please type or print legal name of Lender)

By:	Angelo, Gordon & Co., L.P. as Fund Advisor

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Alliance Bernstein Income Fund, Inc.
(Please type or print legal name of Lender)

By:	Alliance Bernstein, L.P.

By:	/s/ Michael Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

AllianceBernstein Institutional Investments — High Yield Loan Portfolio
(Please type or print legal name of Lender)

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
	Name:	Michael Sohr
	Title:	Senior Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ALM IV, Ltd.
(Please type or print legal name of Lender)

By:	Apollo Credit Management (CLO), LLC
As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ALM V, Ltd.
(Please type or print legal name of Lender)

By:	Apollo Credit Management (CLO), LLC
As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ALM VI, Ltd.
(Please type or print legal name of Lender)

By:	Apollo Credit Management (CLO), LLC
As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Apollo Credit Senior Loan Fund, LP
(Please type or print legal name of Lender)

By:	Apollo Credit Advisors II, LLC, its general partner

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Apollo Senior Floating Rate Fund, Inc.
(Please type or print legal name of Lender)

By:	Account 631203

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Arch Investment Holdings IV Ltd.
(Please type or print legal name of Lender)

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Argo Re Ltd.
By: Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal

By:	/s/ Sirivathsa Gopinath
	Name:	Sirivathsa Gopinath
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ARROWOOD INDEMNITY COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BABSON CAPITAL GLOBAL LOANS LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BABSON CLO LTD. 2006-II
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BABSON MID-MARKET CLO LTD. 2007-II
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Ballantyne Funding LLC

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Bank of America, N.A.

By:	/s/ Jonathan M Barnes
	Name:	Jonathan M Barnes
	Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BAYSIDE PARTNERS LLC
(Please type or print legal name of Lender)

By:	/s/ Stan Maron
	Name:	Stan Maron
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BILL & MELINDA GATES FOUNDATION TRUST
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BlackRock Senior High Income Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Allied World Assurance Company, Ltd
By: BlackRock Financial Management, Inc., its Investment Manager

JPMBI re BlackRock Bankloan Fund
By: BlackRock Financial Management, Inc., as Sub-Advisor

BlackRock Floating Rate Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Strategic Bond Trust
By: BlackRock Financial Management Inc., its Sub-Advisor

BlackRock Defined Opportunity Credit Trust
By: BlackRock Financial Management Inc., its Sub-Advisor

BlackRock High Yield Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Limited Duration Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

BMI CLO I
By: BlackRock Financial Management, Inc., its Investment Manager

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Financial Management, Inc, its Sub-Advisor

BlackRock Global Long/Short Credit Fund of BlackRock Funds
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Funds II, BlackRock High Yield Bond Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
By: BlackRock Advisors, LLC, its Sub-Advisor

BlackRock Secured Credit Portfolio of BlackRock Funds II
By: BlackRock Financial Management Inc., its Sub-Advisor

[Signature Page to Amendment No. 1]

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio
By: BlackRock Financial Management, Inc., its Registered Sub-Advisor

BlackRock Bank Loan Strategy Fund of Multi Manager Global Investment Trust
By: BlackRock Financial Management Inc., its Investment Manager

BlackRock Senior Income Series IV
By: BlackRock Financial Management, Inc., its Collateral Manager

BlackRock Senior Income Series V Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

BlackRock High Yield Portfolio of the BlackRock Series Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

California State Teachers’ Retirement System
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Corporate High Yield Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Corporate High Yield Fund III, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Global High Yield Bond Fund, a Series of DSBI — Global Investment Trust
By: BlackRock Financial Management, Inc., its Investment Manager

BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Employees’ Retirement Fund of the City of Dallas
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Floating Rate Income Strategies Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Global Investment Series: Income Strategies Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

Houston Casualty Company
By: BlackRock Investment Management, LLC, its Investment Manager

U.S. Specialty Insurance Company
By: BlackRock Investment Management, LLC, its Investment Manager

[Signature Page to Amendment No. 1]

BlackRock High Income Shares
By: BlackRock Financial Management, Inc., its Sub-Advisor

Alterra Bermuda Limited
By: BlackRock Financial Management, Inc., its Investment Advisor

Alterra Reinsurance USA Inc.
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Corporate High Yield Fund VI, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Corporate High Yield Fund V, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

Ironshore Inc.
By: BlackRock Financial Management, Inc., its Investment Advisor

Magnetite VI, Limited
By: BlackRock Financial Management, Inc., its Collateral Manager

Magnetite VII, Limited
By: BlackRock Financial Management Inc., its Collateral Manager

Met Investors Series Trust — BlackRock High Yield Portfolio
By: BlackRock Financial Management, Inc., its Investment Advisor

BlackRock Fixed Income Portable Alpha Master Series Trust
By: BlackRock Financial Management, Inc., its Investment Advisor

Navy Exchange Service Command Retirement Trust
By: BlackRock Financial Management, Inc., its Investment Advisor

Permanens Capital L.P.
By: BlackRock Financial Management, Inc., its Sub-Advisor

The PNC Financial Services Group, Inc. Pension Plan
By: BlackRock Financial Management, Inc., its Investment Advisor

PPL Services Corporation Master Trust
By: BlackRock Financial Management Inc., its Investment Manager

ADVANCED SERIES TRUST — AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
By: BlackRock Financial Management, Inc., its Sub-Advisor

BlackRock Senior Floating Rate Portfolio
By: BlackRock Financial Management, Inc., its Sub-Advisor

Scor Global Life Americas Reinsurance Company
By: BlackRock Financial Management, Inc., its Investment Manager

[Signature Page to Amendment No. 1]

By:	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signor

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLT 24 LLC
(Please type or print legal name of Lender)

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BLT 39 LLC
(Please type or print legal name of Lender)

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

BOC Pension Investment Fund
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM By: Credit Suisse Asset Management, LLC, as investment manager
(Please type or print legal name of Lender)

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle Daytona CLO, Ltd.
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle Global Market Strategies CLO 2011-1, Ltd.
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle Global Market Strategies CLO 2012-1, Ltd.
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle Global Market Strategies CLO 2012-2, Ltd.
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle High Yield Partners IX, Ltd
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle High Yield Partners VIII, Ltd
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle High Yield Partners X, Ltd
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Carlyle McLaren CLO, Ltd.
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CASCADE INVESTMENT L.L.C.

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Cent CDO 12 Limited
(Please type or print legal name of Lender)

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Cent CDO 14 Limited
(Please type or print legal name of Lender)

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Cent CDO 15 Limited
(Please type or print legal name of Lender)

By: Columbia Management Investment Advisers, LLC As Collateral manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Cent CDO XI Limited
(Please type or print legal name of Lender)

By: Columbia Management Investment Advisers, LLC As Collateral manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Centurion CDO 9 Limited
(Please type or print legal name of Lender)

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Children’s Healthcare of Atlanta, Inc.
(Please type or print legal name of Lender)

By: Invesco Senior Secured management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

City of New York Group Trust
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The City of New York Group Trust
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

CLC Leveraged Loan Trust
(Please type or print legal name of Lender)

By: Challenger Life Nominees PTY Limited as Trustee By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ KAITLIN TRINH
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

C.M. LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Community Insurance Company
(Please type or print legal name of Lender)

By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Sr. Vice President of Operations

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Consumer Program Administrators, Inc.

By: Onex Credit Partners, LLC, its investment manager

/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Delaware Diversified Income Trust
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Delaware Group Advisor Funds- Delaware Diversified Income Fund
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Delaware Group Income Funds-Delaware Diversified Floating Rate Fund
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Delaware VIP Trust - Delaware VIP Diversified Income Series
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH
By: DB SERVICES NEW JERSEY, INC
(Please type or print legal name of Lender)

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

[If a second signature is required]

By:	/s/ Deirdre Cesario
	Name:	Deirdre Cesario
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Diversified Credit Portfolio Ltd.
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

DNSMORE LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

US Bank N.A., solely as trustee of the DOLL Trust
(for Qualified Institutional Investors only),
(and not in its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

(Please type or print legal name of Lender)

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

DOUBLE HAUL TRADING, LLC.
(Please type or print legal name of Lender)

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Drawbridge Investment Limited
(Please type or print legal name of Lender)

By:	Sankaty Advisors, LLC as Authorized Agent

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

EquiTrust Life Insurance Company
(Please type or print legal name of Lender)

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Factory Mutual Insurance Company by Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity Floating Rate High Income Investment Trust for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity School Street Trust: Fidelity Strategic Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Foothill CLO I, Ltd
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Future Fund Board of Guardians
(Please type or print legal name of Lender)

By:	Oak Hill Advisors, L.P., as its Investment Advisor

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Future Fund Board of Guardians
(Please type or print legal name of Lender)

By:	Sankaty Advisors, LLC, as its Investment Advisor

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GENTRACE LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GENUNO LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Global Indemnity (Cayman) Limited, as a Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GoldenTree Capital Solutions Fund Financing
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GoldenTree Capital Solutions Offshore Fund Financing
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GoldenTree Loan Opportunities III, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GoldenTree Loan Opportunities IV, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GoldenTree Loan Opportunities V, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

GoldenTree Loan Opportunities VI, Ltd.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Fund.
by Goldman Sachs Asset Management, L.P. as investment advisor

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Guggenheim Build America Bonds Managed Duration Trust
(Please type or print legal name of Lender)

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Guggenheim Strategic Opportunities Fund
(Please type or print legal name of Lender)

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Guggenheim U.S. Loan Fund
(Please type or print legal name of Lender)

By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Guggenheim U.S. Loan Fund II
(Please type or print legal name of Lender)

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc for and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Guggenheim U.S. Loan Fund III
(Please type or print legal name of Lender)

By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc for and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Gulf Stream – Rashinban CLO 2006-I, Ltd.
(Please type or print legal name of Lender)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Gulf Stream – Sextant CLO 2006-1, Ltd.
(Please type or print legal name of Lender)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Gulf Stream – Sextant CLO 2007-1, Ltd.
(Please type or print legal name of Lender)

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

HAMLET II, LTD.
By: Octagon Credit Investors, LLC as Portfolio Manager

(Please type or print legal name of Lender)

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The Hartford Floating Rate Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The Hartford Floating Rate High Income Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The Hartford Strategic Income Fund, as a Lender

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Health Net of California, Inc.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
(Please type or print legal name of Lender)

By: Guggenheim High-Yield Plus Master Fund SPC,
On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Highbridge International LLC
By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Highbridge Principal Strategies Credit Opportunities Master Fund, L.P.
By: Highbridge Principal Strategies, LLC as Trading Manager and not in its individual capacity

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Horace Mann Life Insurance Company
(Please type or print legal name of Lender)

By: Horace Mann Life Insurance Company
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

IAM National Pension Fund
(Please type or print legal name of Lender)

By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

IDEO
(Please type or print legal name of Lender)

By:	/s/ Richard Taylor
	Name:	Richard Taylor
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Illinois Municipal Retirement Fund

By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

By:	/s/ Susanne Riche
	Name:	Susanne Riche
	Title:	Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Intel Corporation Profit Sharing Retirement Plan
(Please type or print legal name of Lender)

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Inteligo Bank Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Invesco Dynamic Credit Opportunities Fund
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Invesco Floating Rate Fund
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Invesco Senior Income Trust
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Invesco Senior Loan Fund
(Please type or print legal name of Lender)

By: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Invesco Zodiac Funds – Invesco US Senior Loan Fund
(Please type or print legal name of Lender)

By: Invesco Management S.A. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Ivy Funds VIP High Income

By:	/s/ William M. Nelson
	Name:	William M. Nelson
	Title:	Sr. Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Ivy High Income Fund

By:	/s/ Bryan C Krug
	Name:	Bryan C Krug
	Title:	Sr. Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

James River Insurance Company
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JERSEY STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company
(Please type or print legal name of Lender)

By:	/s/ [illegible]
As authorized representative and not individually

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

JRG Reinsurance Company, Ltd.
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

LAKE PLACID FUNDING
(Please type or print legal name of Lender)

By:	/s/ Richard Taylor
	Name:	Richard Taylor
	Title:	Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

LeverageSource V S.A.R.L.
(Please type or print legal name of Lender)

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Class A Manager

[If a second signature is required]

By:	/s/ Laurent Ricci
	Name:	Laurent Ricci
	Title:	Class B Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

LSR Loan Funding LLC
(Please type or print legal name of Lender)

By: Citibank N.A.

By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Associate Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

LVIP Delaware Diversified Floating Rate Fund
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Lyondell Master Trust
by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company
(Please type or print legal name of Lender)

By:	/s/ [illegible]
As authorized representative and not individually

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Casey McKinney
	Name:	Casey McKinney
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
		Name:	Arthur Y.D. Ong
		Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MeadWestvaco Corporation Master Retirement Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Mountain Capital CLO VI Ltd.
(Please type or print legal name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

MOUNTE LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony)
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

NCRAM Loan Trust, as Lender

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

By:	/s/ Steve Rosenthal
	Name:	Steve Rosenthal
	Title:	Executive Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nomura Bond & Loan Fund,
as Lender

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee
By: Nomura Corporate Research & Asset Management Inc.
Attorney in Fact

By:	/s/ Steve Rosenthal
	Name:	Steve Rosenthal
	Title:	Executive Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

NORTHWOODS CAPITAL IX, LIMITED
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., LP as Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’Alleva
	Title:	Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Northwoods Capital V, Limited
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Northwoods Capital VI, Limited
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Northwoods Capital VII, Limited
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Northwoods Capital VIII, Limited
(Please type or print legal name of Lender)

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Managing Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

NP1 LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nuveen Credit Strategies Income Fund
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nuveen Floating Rate Income Fund
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nuveen Floating Rate Income Opportunity Fund
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nuveen Senior Income Fund
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nuveen Short Duration Credit Opportunities Fund
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Nuveen Symphony Credit Opportunities Fund
(Please type or print legal name of Lender)

By: Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Oaktree Enhanced Income Funding Series I, Ltd.
(Please type or print legal name of Lender)

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Oaktree Enhanced Income Funding Series II, Ltd.
(Please type or print legal name of Lender)

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Oaktree Senior Loan Fund, L. P.
(Please type or print legal name of Lender)

By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Authorized Signatory

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Oberhausen s.a.r.l., a societe a responsabilite limitee de titrisation,

By: Highbridge Leveraged Loan Partners Master Fund III, L.P. as portfolio manager By: Highbridge Principal Strategies, LLC as Trading Manager

By:	/s/ Serge Adan
	Name:	Serge Adan
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

OCTAGON INVESTMENT PARTNERS IX, LTD.
By: Octagon Credit Investors, LLC as Manager
(Please type or print legal name of Lender)

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

OCTAGON INVESTMENT PARTNERS X, LTD.
By:	Octagon Credit Investors, LLC
as Collateral Manager

(Please type or print legal name of Lender)

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Octagon Paul Credit Fund Series I, Ltd.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

(Please type or print legal name of Lender)

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Octagon Senior Secured Credit Master Fund Ltd.
By:	Octagon Credit Investors, LLC
as Investment Manager

(Please type or print legal name of Lender)

By:	/s/ Michael B. Nechamkin
	Name:	Michael B. Nechamkin
	Title:	Senior Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

OHA ASIA CUSTOMIZED CREDIT FUND, L. P.
(Please type or print legal name of Lender)

By:	OHA Asia Customized Credit GenPar, LLC, its General Partner

By:	/s/ Glenn R. August
	Name:	Glenn R. August
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Onex Senior Credit II, LP

By:	Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Optimum Trust — Optimum Fixed Income Fund
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PACIFIC LIFE FUNDS — PL FLOATING RATE INCOME FUND
(Please type or print legal name of Lender)

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor (ZY)

By:	/s/ Michael Marzouk
	Name:	Michael Marzouk
	Title:	Managing Director

[If a second signature is required]

By:	/s/ Dale Hawley
	Name:	Dale Hawley
	Title:	Assistant Secretary

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PACIFIC LIFE INSURANCE COMPANY (For IMDBKLNS Account)
(Please type or print legal name of Lender)

By:	/s/ Michael Marzouk
	Name:	Michael Marzouk
	Title:	Assistant Vice President

[If a second signature is required]

By:	/s/ Joseph Tortorelli
	Name:	Joseph Tortorelli
	Title:	Assistant Secretary

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Cayman Bank Loan Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds: PIMCO Credit Absolute Return Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds Global Investors Series plc: Credit Absolute Return Fund (#3639)
(Please type or print legal name of Lender)

By:	/s/ [Illegible]
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds Global Investors Series plc: Diversified Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds Global Investors Series plc: Global Multi-Asset Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds Global Investors Series plc: Global Investment Grade Credit Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds: PIMCO Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Monthly Income Fund (Canada)

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

PIMCO Funds: PIMCO Senior Floating Rate Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Portola CLO, Ltd.

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Principal Funds Inc, - Diversified Real Asset Fund
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Principal Fund, Inc. — Global Diversified Income Fund
(Please type or print legal name of Lender)

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The Public Education Employee Retirement System of Missouri
(Please type or print legal name of Lender)

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The Public School Retirement System of Missouri
(Please type or print legal name of Lender)

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Jerilyn Castillo McAnifff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Pyramis Floating Rate High Income Commingled Pool
By:	Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Susanne Riche
	Name:	Susanne Riche
	Title:	Director

[If a second signature is required]

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Qantas Superannuation Plan
(Please type or print legal name of Lender)

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The Regents of the University of California

By:	Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal

By:	/s/ Srivathsa Gopinath
	Name:	Srivathsa Gopinath
	Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Renaissance Reinsurance Ltd.
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Safety Insurance Company, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Sankaty High Income Partnership, L.P.
(Please type or print legal name of Lender)

By:	Sankaty Advisors, LLC as Investment Advisor

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Sankaty Senior Loan Fund, L.P.
(Please type or print legal name of Lender)

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SAPPHIRE VALLEY CDO I, LTD.

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Cary McKinny
	Name:	Cary McKinny
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SC PRO LOAN II LIMITED

By:	Babson Capital Management LLC as Sub-Manager

By:	/s/ Cary McKinny
	Name:	Cary McKinny
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SC PRO Loan II Limited

By:	Golden Tree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Security Income Fund — Floating Rate Strategies Series
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Security Income Fund — Macro Opportunities Series
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SEI Institutional Managed Trust-Multi Asset Income Fund
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Shriners Hospitals for Children
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SILVER ROCK FINANCIAL LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SSF Trust
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Stellar Performer Global Series W — Global Credit, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL
(Please type or print legal name of Lender)

By:	Please see attached sheet
Name:
Title:

[Signature Page to Amendment No. 1]

Exhibit A

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender

By:	apg Asset Management US Inc.

By:	/s/ Michael Leiva
	Name:	Michael Leiva
	Title:	Portfolio Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Stichting Pensioenfonds voor Huisartsen
(Please type or print legal name of Lender)

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SunAmerica Senior Floating Rate Fund, Inc., as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SWISS CAPITAL PRO LOAN III PLC
(Please type or print legal name of Lender)

By:	For and on behalf of BNY Mellon Trust Company (Ireland) Limited under power of attorney

By:	/s/ Bruce Martin
	Name:	Bruce Martin
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

SWISS CAPITAL PRO LOAN III PLC

By:	Babson Capital Management LLC as Sub-Manager

By:	/s/ Cary McKinny
	Name:	Cary McKinny
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Swiss Capital Pro Loan III PLC

By:	Golden Tree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony CLO III, Ltd.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony CLO IV LTD.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony CLO IX, Limited Partnership
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony CLO V LTD.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony CLO VIII, Limited Partnership
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony CLO X, Ltd
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony Credit Opportunities Fund LTD.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony Eureka Fund, L.P.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony Event Driven Opportunities Master Fund, L.P.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Symphony Senior Loan Fund, L.P.
(Please type or print legal name of Lender)

By:	Symphony Asset Management LLC

By:	/s/ James Kim
	Name:	James Kim
	Title:	Co-Head of Credit Research

[Signature Page to Amendment No. 1]

This consent is made by the following Lender, acting through the undersigned investment advisor:

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

T. Rowe Price Floating Rate Fund, Inc.
(Please type or print legal name of Lender)

Our pre amendment	By:	/s/ Brian Burns
position is		Name:	Brian Burns
398,000.00.		Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

This consent is made by the following Lender, acting through the undersigned investment advisor:

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio
(Please type or print legal name of Lender)

Our pre amendment	By:	/s/ Brian Burns
position is 74,625.00		Name:	Brian Burns
		Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

This consent is made by the following Lender, acting through the undersigned investment advisor:

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

T. Rowe Price Institutional Floating Rate Fund
(Please type or print legal name of Lender)

Our pre amendment	By:	/s/ Brian Burns
position is		Name:	Brian Burns
10,969,283.83.		Title:	Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Retirement System of the Tennessee Valley Authority
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

TETON FUNDING, LLC,
(Please type or print legal name of Lender)

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

TRS HY FUNDS LLC

By:	DEUTSCHE BANK AG
CAYMAN ISLANDS BRANCH, its sole member

By:	DB SERVICES NEW JERSEY, INC.
(Please type or print legal name of Lender)

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

[If a second signature is required]

By:	/s/ Deirdre Cesario
	Name:	Deirdre Cesario
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

U.A.I. (Luxembourg) Investment S.a.r.l., as a Lender

By:	Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

UBS AG, STAMFORD BRANCH
(Please type or print legal name of Lender)

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

[If a second signature is required]

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

UMC Benefit Board, Inc., as a Lender

By:	Wellington Management Company, LLP as its
Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

UniSuper Limited, as Trustee for UniSuper
(Please type or print legal name of Lender)

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By:	/s/ Jerilyn Castillo McAniff
	Name:	Jerilyn Castillo McAniff
	Title:	Vice President

[If a second signature is required]

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

The University of Chicago

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director, Bank Debt

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VANTAGETRUST

By:	Pacific Life Fund Advisors LLC (doing business as
Pacific Asset Management), in its capacity as
Investment Advisor

By:	/s/ Michael Marzouk
	Name:	Michael Marzouk
	Title:	Managing Director

[If a second signature is required]

By:	/s/ Dale Hawley
	Name:	Dale Hawley
	Title:	Assistant Secretary

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Variable Insurance Products Fund V: Strategic Income Portfolio

By:	/s/ Joseph Zambello
	Name:	Joseph Zambello
	Title:	Deputy Treasurer

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virginia Retirement System

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
	Name:	Arthur Y.D. Ong
	Title:	Executive Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virtus Global Multi Sector Income Fund
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virtus Multi-Sector Fixed Income Fund
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virtus Multi-Sector Short Term Bond Fund
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virtus Senior Floating Rate Fund
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virtus Tactical Allocation Fund
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Virtus Total Return Fund
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

VVIT: Virtus Multi-Sector Fixed Income Series
(Please type or print legal name of Lender)

By:	/s/ Daniel Senecal
	Name:	Daniel Senecal
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Waddell & Reed Advisors High Income Fund

By:	/s/ William M. Nelson
	Name:	William M. Nelson
	Title:	Sr. Vice President

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Wake Forest University
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Matthew N. Shea
	Name:	Matthew N. Shea
	Title:	Vice President and Counsel

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

WellPoint, Inc.
(Please type or print legal name of Lender)

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Wells Fargo Bank, National Association
(Please type or print legal name of Lender)

By:	/s/ Matthew Schnabel
	Name:	Matthew Schnabel
	Title:	V.P.

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

WELLWATER LLC
(Please type or print legal name of Lender)

By:	/s/ Ralph Finerman
	Name:	Ralph Finerman
	Title:	Manager

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

Wilshire Institutional Master Fund SPC a€” Guggenheim Alpha Segregated Port
(Please type or print legal name of Lender)

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

[Signature Page to Amendment No. 1]

Exhibit A

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed as of the date first written above.

XELO VII LIMITED

By:	Babson Capital Management LLC as Sub-Advisor

By:	/s/ Casey McKinny
	Name:	Casey McKinny
	Title:	Director

[Signature Page to Amendment No. 1]